EXHIBIT 99.3
--------------------------------------------------------------------------------
                                                        MONTHLY OPERATING REPORT
------------------------------------
CASE NAME: KITTY HAWK CHARTERS, INC.                    ACCRUAL BASIS
------------------------------------

------------------------------------
CASE NUMBER: 400-42143-BJH                              02/13/95, RWD, 2/96
------------------------------------

------------------------------------
JUDGE: BARBARA J. HOUSER
------------------------------------


                         UNITED STATES BANKRUPTCY COURT

                           NORTHERN DISTRICT OF TEXAS

                                 SIXTH DIVISION

                            MONTHLY OPERATING REPORT

                          MONTH ENDING: AUGUST 31, 2000

IN ACCORDANCE WITH TITLE 28, SECTION 1746, OF THE UNITED STATES CODE, I DECLARE UNDER PENALTY OF PERJURY THAT I HAVE EXAMINED THE FOLLOWING MONTHLY OPERATING REPORT (ACCRUAL BASIS-1 THROUGH ACCRUAL BASIS-7) AND THE ACCOMPANYING ATTACHMENTS AND, TO THE BEST OF MY KNOWLEDGE, THESE DOCUMENTS ARE TRUE, CORRECT AND COMPLETE. DECLARATION OF THE PREPARER (OTHER THAN RESPONSIBLE PARTY): IS BASED ON ALL INFORMATION OF WHICH PREPARER HAS ANY KNOWLEDGE.

RESPONSIBLE PARTY:

/s/ DREW KEITH                                                       CFO
---------------------------------------                     --------------------
ORIGINAL SIGNATURE OF RESPONSIBLE PARTY                             TITLE

Drew Keith                                                         9/20/00
---------------------------------------                     --------------------
PRINTED NAME OF RESPONSIBLE PARTY                                    DATE

PREPARER:

/s/ JESSICA L. WILSON                                       Corporate Controller
---------------------------------------                     --------------------
ORIGINAL SIGNATURE OF PREPARER                                      TITLE

Jessica L. Wilson                                                  9/20/00
---------------------------------------                     --------------------
PRINTED NAME OF PREPARER                                             DATE

                                                        MONTHLY OPERATING REPORT

-------------------------------------------
CASE NAME: KITTY HAWK CHARTERS, INC.                    ACCRUAL BASIS-1
-------------------------------------------

-------------------------------------------
CASE NUMBER: 400-42143-BJH                              02/13/95, RWD, 2/96
-------------------------------------------

----------------------------------------------------------------
COMPARATIVE BALANCE SHEET
-------------------------------------------------------------------------------------------------------------------------
                                                                      MONTH              MONTH              MONTH
                                                  SCHEDULE      ---------------------------------------------------------
ASSETS                                             AMOUNT           July 2000         August 2000
-------------------------------------------------------------------------------------------------------------------------
1.     UNRESTRICTED CASH                                $15,476            $68,795            ($3,775)
-------------------------------------------------------------------------------------------------------------------------
2.     RESTRICTED CASH
-------------------------------------------------------------------------------------------------------------------------
3.     TOTAL CASH                                       $15,476            $68,795            ($3,775)                $0
-------------------------------------------------------------------------------------------------------------------------
4.     ACCOUNTS RECEIVABLE (NET)                    $13,356,789         $7,933,994         $7,798,992
-------------------------------------------------------------------------------------------------------------------------
5.     INVENTORY                                                        $6,001,461         $5,567,831
-------------------------------------------------------------------------------------------------------------------------
6.     NOTES RECEIVABLE                                                         $0                 $0
-------------------------------------------------------------------------------------------------------------------------
7.     PREPAID EXPENSES                                                   $131,474           $145,317
-------------------------------------------------------------------------------------------------------------------------
8.     OTHER (ATTACH LIST)                          $37,290,970        $45,471,928        $45,904,717
-------------------------------------------------------------------------------------------------------------------------
9.     TOTAL CURRENT ASSETS                         $50,663,235        $59,607,652        $59,413,082                 $0
-------------------------------------------------------------------------------------------------------------------------
10.    PROPERTY, PLANT & EQUIPMENT                  $17,083,867        $16,626,807        $16,924,550
-------------------------------------------------------------------------------------------------------------------------
11.    LESS: ACCUMULATED
       DEPRECIATION/DEPLETION                                           $6,269,976         $6,443,314
-------------------------------------------------------------------------------------------------------------------------
12.    NET PROPERTY, PLANT &
       EQUIPMENT                                    $17,083,867        $10,356,831        $10,481,236                 $0
-------------------------------------------------------------------------------------------------------------------------
13.    DUE FROM INSIDERS                                                        $0                 $0
-------------------------------------------------------------------------------------------------------------------------
14.    OTHER ASSETS - NET OF
       AMORTIZATION (ATTACH LIST)                                               $0                 $0
-------------------------------------------------------------------------------------------------------------------------
15.    OTHER (ATTACH LIST)
-------------------------------------------------------------------------------------------------------------------------
16.    TOTAL ASSETS                                 $67,747,102        $69,964,483        $69,894,318                 $0
-------------------------------------------------------------------------------------------------------------------------
POSTPETITION LIABILITIES
-------------------------------------------------------------------------------------------------------------------------
17.    ACCOUNTS PAYABLE                                                   $607,314           $536,868
-------------------------------------------------------------------------------------------------------------------------
18.    TAXES PAYABLE                                                       ($1,716)         ($122,509)
-------------------------------------------------------------------------------------------------------------------------
19.    NOTES PAYABLE                                                            $0                 $0
-------------------------------------------------------------------------------------------------------------------------
20.    PROFESSIONAL FEES                                                        $0                 $0
-------------------------------------------------------------------------------------------------------------------------
21.    SECURED DEBT                                                             $0                 $0
-------------------------------------------------------------------------------------------------------------------------
22.    OTHER (ATTACH LIST)                                                $775,995         $1,238,774
-------------------------------------------------------------------------------------------------------------------------
23.    TOTAL POSTPETITION
       LIABILITIES                                                      $1,381,593         $1,653,133                 $0
-------------------------------------------------------------------------------------------------------------------------
PREPETITION LIABILITIES
-------------------------------------------------------------------------------------------------------------------------
24.    SECURED DEBT                                    $152,776           $131,980           $121,458
-------------------------------------------------------------------------------------------------------------------------
25.    PRIORITY DEBT                                   $380,384                 $0                 $0
-------------------------------------------------------------------------------------------------------------------------
26.    UNSECURED DEBT                               $10,596,326        $18,810,130        $18,723,701
-------------------------------------------------------------------------------------------------------------------------
27.    OTHER (ATTACH LIST)                                                      $0                 $0
-------------------------------------------------------------------------------------------------------------------------
28.    TOTAL PREPETITION LIABILITIES                $11,129,486        $18,942,110        $18,845,159                 $0
-------------------------------------------------------------------------------------------------------------------------
29.    TOTAL LIABILITIES                            $11,129,486        $20,323,703        $20,498,292                 $0
-------------------------------------------------------------------------------------------------------------------------
EQUITY
-------------------------------------------------------------------------------------------------------------------------
30.    PREPETITION OWNERS' EQUITY                                      $49,811,366        $49,811,366
-------------------------------------------------------------------------------------------------------------------------
31.    POSTPETITION CUMULATIVE
       PROFIT OR (LOSS)                                                  ($170,586)         ($415,340)
-------------------------------------------------------------------------------------------------------------------------
32.    DIRECT CHARGES TO EQUITY
       (ATTACH EXPLANATION)
-------------------------------------------------------------------------------------------------------------------------
33.    TOTAL EQUITY                                          $0        $49,640,780        $49,396,026                 $0
-------------------------------------------------------------------------------------------------------------------------
34.    TOTAL LIABILITIES &
       OWNERS' EQUITY                               $11,129,486        $69,964,483        $69,894,318                 $0
-------------------------------------------------------------------------------------------------------------------------

                                                        MONTHLY OPERATING REPORT

----------------------------------------------------------------
CASE NAME: KITTY HAWK CHARTERS, INC.                    ACCRUAL BASIS-2
----------------------------------------------------------------

----------------------------------------------------------------
CASE NUMBER: 400-42143-BJH                              02/13/95, RWD, 2/96
----------------------------------------------------------------

-------------------------------------------------
INCOME STATEMENT
--------------------------------------------------------------------------------------------------------------
                                                     MONTH           MONTH          MONTH
                                                 ----------------------------------------------   QUARTER
REVENUES                                           July 2000      August 2000                      TOTAL
--------------------------------------------------------------------------------------------------------------
1.    GROSS REVENUES                                 $1,698,466      $2,644,756                    $4,343,222
--------------------------------------------------------------------------------------------------------------
2.    LESS: RETURNS & DISCOUNTS                              $0              $0                            $0
--------------------------------------------------------------------------------------------------------------
3.    NET REVENUE                                    $1,698,466      $2,644,756             $0     $4,343,222
--------------------------------------------------------------------------------------------------------------
COST OF GOODS SOLD
--------------------------------------------------------------------------------------------------------------
4.    MATERIAL                                               $0              $0                            $0
--------------------------------------------------------------------------------------------------------------
5.    DIRECT LABOR                                           $0              $0                            $0
--------------------------------------------------------------------------------------------------------------
6.    DIRECT OVERHEAD                                        $0              $0                            $0
--------------------------------------------------------------------------------------------------------------
7.    TOTAL COST OF GOODS SOLD                               $0              $0             $0             $0
--------------------------------------------------------------------------------------------------------------
8.    GROSS PROFIT                                   $1,698,466      $2,644,756             $0     $4,343,222
--------------------------------------------------------------------------------------------------------------
OPERATING EXPENSES
--------------------------------------------------------------------------------------------------------------
9.    OFFICER / INSIDER COMPENSATION                         $0              $0                            $0
--------------------------------------------------------------------------------------------------------------
10.   SELLING & MARKETING                                    $0              $0                            $0
--------------------------------------------------------------------------------------------------------------
11.   GENERAL & ADMINISTRATIVE                         $470,725        $334,880                      $805,605
--------------------------------------------------------------------------------------------------------------
12.   RENT & LEASE                                           $0              $0                            $0
--------------------------------------------------------------------------------------------------------------
13.   OTHER (ATTACH LIST)                            $1,921,759      $2,530,623                    $4,452,382
--------------------------------------------------------------------------------------------------------------
14.   TOTAL OPERATING EXPENSES                       $2,392,484      $2,865,503             $0     $5,257,987
--------------------------------------------------------------------------------------------------------------
15.   INCOME BEFORE NON-OPERATING
      INCOME & EXPENSE                                ($694,018)      ($220,747)            $0      ($914,765)
--------------------------------------------------------------------------------------------------------------
OTHER INCOME & EXPENSES
--------------------------------------------------------------------------------------------------------------
16.   NON-OPERATING INCOME (ATT. LIST)                       $0              $0                            $0
--------------------------------------------------------------------------------------------------------------
17.   NON-OPERATING EXPENSE (ATT. LIST)                      $0              $0                            $0
--------------------------------------------------------------------------------------------------------------
18.   INTEREST EXPENSE                                 ($40,425)       ($31,630)                     ($72,055)
--------------------------------------------------------------------------------------------------------------
19.   DEPRECIATION / DEPLETION                         $174,996        $173,339                      $348,335
--------------------------------------------------------------------------------------------------------------
20.   AMORTIZATION                                           $0              $0                            $0
--------------------------------------------------------------------------------------------------------------
21.   OTHER (ATTACH LIST)                                    $0              $0                            $0
--------------------------------------------------------------------------------------------------------------
22.   NET OTHER INCOME & EXPENSES                      $134,571        $141,709             $0       $276,280
--------------------------------------------------------------------------------------------------------------
REORGANIZATION EXPENSES
--------------------------------------------------------------------------------------------------------------
23.   PROFESSIONAL FEES                                      $0              $0                            $0
--------------------------------------------------------------------------------------------------------------
24.   U.S. TRUSTEE FEES                                      $0              $0                            $0
--------------------------------------------------------------------------------------------------------------
25.   OTHER (ATTACH LIST)                                    $0              $0                            $0
--------------------------------------------------------------------------------------------------------------
26.   TOTAL REORGANIZATION EXPENSES                          $0              $0             $0             $0
--------------------------------------------------------------------------------------------------------------
27.   INCOME TAX                                      ($288,003)      ($117,698)                    ($405,701)
--------------------------------------------------------------------------------------------------------------
28.   NET PROFIT (LOSS)                               ($540,586)      ($244,758)            $0      ($785,344)
--------------------------------------------------------------------------------------------------------------

                                                        MONTHLY OPERATING REPORT

-----------------------------------------
CASE NAME: KITTY HAWK CHARTERS, INC.                    ACCRUAL BASIS-3
-----------------------------------------

-----------------------------------------
CASE NUMBER: 400-42143-BJH                              02/13/95, RWD, 2/96
-----------------------------------------

---------------------------------------------------------------------------------------------------------------------
                                                        MONTH            MONTH           MONTH
CASH RECEIPTS AND                                  --------------------------------------------------    QUARTER
DISBURSEMENTS                                         July 2000       August 2000                         TOTAL
---------------------------------------------------------------------------------------------------------------------
1.    CASH - BEGINNING OF MONTH                            $221,228         $68,795                         $221,228
---------------------------------------------------------------------------------------------------------------------
RECEIPTS FROM OPERATIONS
---------------------------------------------------------------------------------------------------------------------
2.    CASH  SALES                                            $3,259          $7,457                          $10,716
---------------------------------------------------------------------------------------------------------------------
COLLECTION OF ACCOUNTS RECEIVABLE
---------------------------------------------------------------------------------------------------------------------
3.    PREPETITION                                        $3,326,367      $2,214,239                       $5,540,606
---------------------------------------------------------------------------------------------------------------------
4.    POSTPETITION                                               $0              $0                               $0
---------------------------------------------------------------------------------------------------------------------
5.    TOTAL OPERATING RECEIPTS                           $3,329,626      $2,221,696               $0      $5,551,322
---------------------------------------------------------------------------------------------------------------------
NON - OPERATING RECEIPTS
---------------------------------------------------------------------------------------------------------------------
6.    LOANS & ADVANCES (ATTACH  LIST)                            $0                                               $0
---------------------------------------------------------------------------------------------------------------------
7.    SALE OF ASSETS                                             $0                                               $0
---------------------------------------------------------------------------------------------------------------------
8.    OTHER (ATTACH  LIST)                              ($3,482,059)    ($2,294,266)                     ($5,776,325)
---------------------------------------------------------------------------------------------------------------------
9.    TOTAL NON-OPERATING RECEIPTS                      ($3,482,059)    ($2,294,266)              $0     ($5,776,325)
---------------------------------------------------------------------------------------------------------------------
10.   TOTAL RECEIPTS                                      ($152,433)       ($72,570)              $0       ($225,003)
---------------------------------------------------------------------------------------------------------------------
11.   TOTAL CASH AVAILABLE                                  $68,795         ($3,775)              $0         ($3,775)
---------------------------------------------------------------------------------------------------------------------
OPERATING  DISBURSEMENTS
---------------------------------------------------------------------------------------------------------------------
12.   NET PAYROLL                                                $0              $0                               $0
---------------------------------------------------------------------------------------------------------------------
13.   PAYROLL TAXES PAID                                         $0              $0                               $0
---------------------------------------------------------------------------------------------------------------------
14.   SALES, USE & OTHER TAXES PAID                              $0              $0                               $0
---------------------------------------------------------------------------------------------------------------------
15.   SECURED/RENTAL/LEASES                                      $0              $0                               $0
---------------------------------------------------------------------------------------------------------------------
16.   UTILITIES                                                  $0              $0                               $0
---------------------------------------------------------------------------------------------------------------------
17.   INSURANCE                                                  $0              $0                               $0
---------------------------------------------------------------------------------------------------------------------
18.   INVENTORY PURCHASES                                        $0              $0                               $0
---------------------------------------------------------------------------------------------------------------------
19.   VEHICLE EXPENSES                                           $0              $0                               $0
---------------------------------------------------------------------------------------------------------------------
20.   TRAVEL                                                     $0              $0                               $0
---------------------------------------------------------------------------------------------------------------------
21.   ENTERTAINMENT                                              $0              $0                               $0
---------------------------------------------------------------------------------------------------------------------
22.   REPAIRS & MAINTENANCE                                      $0              $0                               $0
---------------------------------------------------------------------------------------------------------------------
23.   SUPPLIES                                                   $0              $0                               $0
---------------------------------------------------------------------------------------------------------------------
24.   ADVERTISING                                                $0              $0                               $0
---------------------------------------------------------------------------------------------------------------------
25.   OTHER (ATTACH  LIST)                                       $0              $0                               $0
---------------------------------------------------------------------------------------------------------------------
26.   TOTAL OPERATING DISBURSEMENTS                              $0              $0               $0              $0
---------------------------------------------------------------------------------------------------------------------
REORGANIZATION EXPENSES
---------------------------------------------------------------------------------------------------------------------
27.   PROFESSIONAL FEES                                          $0              $0                               $0
---------------------------------------------------------------------------------------------------------------------
28.   U.S. TRUSTEE FEES                                          $0              $0                               $0
---------------------------------------------------------------------------------------------------------------------
29.   OTHER (ATTACH LIST)                                        $0              $0                               $0
---------------------------------------------------------------------------------------------------------------------
30.   TOTAL REORGANIZATION EXPENSES                              $0              $0               $0              $0
---------------------------------------------------------------------------------------------------------------------
31.   TOTAL DISBURSEMENTS                                        $0              $0               $0              $0
---------------------------------------------------------------------------------------------------------------------
32.   NET CASH FLOW                                       ($152,433)       ($72,570)              $0       ($225,003)
---------------------------------------------------------------------------------------------------------------------
33.   CASH - END OF MONTH                                   $68,795         ($3,775)              $0         ($3,775)
---------------------------------------------------------------------------------------------------------------------

                                                        MONTHLY OPERATING REPORT

------------------------------------------
CASE NAME: KITTY HAWK CHARTERS, INC.                    ACCRUAL BASIS-4
------------------------------------------

------------------------------------------
CASE NUMBER: 400-42143-BJH                              02/13/95, RWD, 2/96
------------------------------------------

------------------------------------------------------------------------------------------------------------------
                                                                      MONTH           MONTH            MONTH
                                                    SCHEDULE       -----------------------------------------------
ACCOUNTS RECEIVABLE AGING                            AMOUNT         July 2000      August 2000
------------------------------------------------------------------------------------------------------------------
1.     0-30                                                           $1,393,027       $2,460,095
------------------------------------------------------------------------------------------------------------------
2.     31-60                                                          $1,649,627         $633,776
------------------------------------------------------------------------------------------------------------------
3.     61-90                                                            $856,786         $596,046
------------------------------------------------------------------------------------------------------------------
4.     91+                                                            $4,034,554       $4,109,075
------------------------------------------------------------------------------------------------------------------
5.     TOTAL ACCOUNTS RECEIVABLE                              $0      $7,933,994       $7,798,992              $0
------------------------------------------------------------------------------------------------------------------
6.     AMOUNT CONSIDERED UNCOLLECTIBLE                                        $0               $0
------------------------------------------------------------------------------------------------------------------
7.     ACCOUNTS RECEIVABLE (NET)                              $0      $7,933,994       $7,798,992              $0
------------------------------------------------------------------------------------------------------------------

------------------------------------------------------------------------------------------------------------------
AGING OF POSTPETITION TAXES AND PAYABLES                                  MONTH:   August 2000
------------------------------------------------------------------------------------------------------------------
                                        0-30            31-60            61-90            91+
TAXES PAYABLE                           DAYS             DAYS            DAYS             DAYS            TOTAL
------------------------------------------------------------------------------------------------------------------
1.     FEDERAL                        ($172,771)              $0              $0               $0       ($172,771)
------------------------------------------------------------------------------------------------------------------
2.     STATE                            $50,262               $0              $0               $0         $50,262
------------------------------------------------------------------------------------------------------------------
3.     LOCAL                                 $0               $0              $0               $0              $0
------------------------------------------------------------------------------------------------------------------
4.     OTHER (ATTACH LIST)                   $0               $0              $0               $0              $0
------------------------------------------------------------------------------------------------------------------
5.     TOTAL TAXES PAYABLE            ($122,509)              $0              $0               $0       ($122,509)
------------------------------------------------------------------------------------------------------------------
6.     ACCOUNTS PAYABLE                $155,307         $200,294        $134,953          $46,314        $536,868
------------------------------------------------------------------------------------------------------------------

------------------------------------------------------------------------------------------------------------------
STATUS OF POSTPETITION TAXES                                              MONTH:   August 2000
------------------------------------------------------------------------------------------------------------------
                                                   BEGINNING         AMOUNT                           ENDING
                                                      TAX         WITHHELD AND/       AMOUNT            TAX
FEDERAL                                            LIABILITY*      0R ACCRUED          PAID          LIABILITY
------------------------------------------------------------------------------------------------------------------
1.     WITHHOLDING**                                          $0        $193,871         $193,871              $0
------------------------------------------------------------------------------------------------------------------
2.     FICA-EMPLOYEE**                                        $0              $0               $0              $0
------------------------------------------------------------------------------------------------------------------
3.     FICA-EMPLOYER**                                        $0              $0               $0              $0
------------------------------------------------------------------------------------------------------------------
4.     UNEMPLOYMENT                                           $0              $0               $0              $0
------------------------------------------------------------------------------------------------------------------
5.     INCOME                                           ($55,073)      ($117,698)              $0       ($172,771)
------------------------------------------------------------------------------------------------------------------
6.     OTHER (ATTACH LIST)                                    $0              $0               $0              $0
------------------------------------------------------------------------------------------------------------------
7.     TOTAL FEDERAL TAXES                              ($55,073)        $76,173         $193,871       ($172,771)
------------------------------------------------------------------------------------------------------------------
STATE AND LOCAL
------------------------------------------------------------------------------------------------------------------
8.     WITHHOLDING                                            $0              $0               $0              $0
------------------------------------------------------------------------------------------------------------------
9.     SALES                                                $446            $150               $0            $596
------------------------------------------------------------------------------------------------------------------
10.    EXCISE                                            $37,911         $34,666          $37,911         $34,666
------------------------------------------------------------------------------------------------------------------
11.    UNEMPLOYMENT                                           $0              $0               $0              $0
------------------------------------------------------------------------------------------------------------------
12.    REAL PROPERTY                                     $15,000              $0               $0         $15,000
------------------------------------------------------------------------------------------------------------------
13.    PERSONAL PROPERTY                                      $0              $0               $0              $0
------------------------------------------------------------------------------------------------------------------
14.    OTHER (ATTACH LIST)                                    $0              $0               $0              $0
------------------------------------------------------------------------------------------------------------------
15.    TOTAL STATE & LOCAL                               $53,357         $34,816          $37,911         $50,262
------------------------------------------------------------------------------------------------------------------
16.    TOTAL TAXES                                       ($1,716)       $110,989         $231,782       ($122,509)
------------------------------------------------------------------------------------------------------------------

* The beginning tax liability should represent the liability from the prior month or, if this is the first operating report, the amount should be zero.

** Attach photocopies of IRS Form 6123 or your FTD coupon and payment receipt to verify payment or deposit.

                                                        MONTHLY OPERATING REPORT

----------------------------------------------
CASE NAME: KITTY HAWK CHARTERS, INC.                    ACCRUAL BASIS-5
----------------------------------------------

----------------------------------------------
CASE NUMBER: 400-42143-BJH                              02/13/95, RWD, 2/96
----------------------------------------------

The debtor in possession must complete the reconciliation below for each bank account, including all general, payroll and tax accounts, as well as all savings and investment accounts, money market accounts, certificates of deposit, government obligations, etc. Accounts with restricted funds should be identified by placing an asterisk next to the account number. Attach additional sheets if necessary.

                                                               MONTH:   August 2000
----------------------------------------------------------------------------------------------------------------------
BANK  RECONCILIATIONS                                   Account #1      Account #2      Account #3
----------------------------------------------------------------------------------------------------------------------
A.          BANK:                                        Bank One        Sun Trust
------------------------------------------------------------------------------------------------------
B.           ACCOUNT NUMBER:                            100128198         5572932                          TOTAL
------------------------------------------------------------------------------------------------------
C.           PURPOSE (TYPE):                             Deposit         Operating
----------------------------------------------------------------------------------------------------------------------
1.     BALANCE PER BANK STATEMENT                                  $0          $6,433                          $6,433
----------------------------------------------------------------------------------------------------------------------
2.     ADD: TOTAL DEPOSITS NOT CREDITED                            $0              $0                              $0
----------------------------------------------------------------------------------------------------------------------
3.     SUBTRACT: OUTSTANDING CHECKS                                $0              $0                              $0
----------------------------------------------------------------------------------------------------------------------
4.     OTHER RECONCILING ITEMS                               ($24,958)             $0                        ($24,958)
----------------------------------------------------------------------------------------------------------------------
5.     MONTH END BALANCE PER BOOKS                           ($24,958)         $6,433              $0        ($18,525)
----------------------------------------------------------------------------------------------------------------------
6.     NUMBER OF LAST CHECK WRITTEN                     No checks        No checks
----------------------------------------------------------------------------------------------------------------------
-----------------------------------------------------
INVESTMENT ACCOUNTS
----------------------------------------------------------------------------------------------------------------------
                                                         DATE OF          TYPE OF        PURCHASE         CURRENT
BANK, ACCOUNT NAME & NUMBER                              PURCHASE       INSTRUMENT         PRICE           VALUE
----------------------------------------------------------------------------------------------------------------------
7.     N/A
----------------------------------------------------------------------------------------------------------------------
8.     N/A
----------------------------------------------------------------------------------------------------------------------
9.     N/A
----------------------------------------------------------------------------------------------------------------------
10.    N/A
----------------------------------------------------------------------------------------------------------------------
11.    TOTAL INVESTMENTS                                                                           $0              $0
----------------------------------------------------------------------------------------------------------------------

-----------------------------------------------------
CASH
----------------------------------------------------------------------------------------------------------------------
12.    CURRENCY ON HAND                                                                                       $14,750
----------------------------------------------------------------------------------------------------------------------

----------------------------------------------------------------------------------------------------------------------
13.    TOTAL CASH - END OF MONTH                                                                              ($3,775)
----------------------------------------------------------------------------------------------------------------------

                                                        MONTHLY OPERATING REPORT

------------------------------------------------
CASE NAME: KITTY HAWK CHARTERS, INC.                    ACCRUAL BASIS-6
------------------------------------------------

------------------------------------------------
CASE NUMBER: 400-42143-BJH                              02/13/95, RWD, 2/96
------------------------------------------------

                                                   MONTH:     August 2000

PAYMENTS  TO  INSIDERS  AND  PROFESSIONALS

OF THE TOTAL DISBURSEMENTS SHOWN FOR THE MONTH, LIST THE AMOUNT PAID TO INSIDERS (AS DEFINED IN SECTION 101 (31) (A)-(F) OF THE U.S. BANKRUPTCY CODE) AND TO PROFESSIONALS. ALSO, FOR PAYMENTS TO INSIDERS, IDENTIFY THE TYPE OF COMPENSATION PAID (e.g. SALARY, BONUS, COMMISSIONS, INSURANCE, HOUSING ALLOWANCE, TRAVEL, CAR ALLOWANCE, ETC.). ATTACH ADDITIONAL SHEETS IF NECESSARY.
---------------------------------------------------------------------
                                    INSIDERS
---------------------------------------------------------------------
                           TYPE OF         AMOUNT      TOTAL PAID
              NAME         PAYMENT          PAID         TO DATE
---------------------------------------------------------------------
1.   Toby Skaar        Salary                      $0        $4,808
---------------------------------------------------------------------
2.   Doug Kalitta      Salary                 $10,000       $45,000
---------------------------------------------------------------------
3.   N/A
---------------------------------------------------------------------
4.   N/A
---------------------------------------------------------------------
5.   N/A
---------------------------------------------------------------------
6.   TOTAL PAYMENTS
     TO INSIDERS                              $10,000       $49,808
---------------------------------------------------------------------

                                          PROFESSIONALS
--------------------------------------------------------------------------------------------------
                        DATE OF COURT                                                   TOTAL
                       ORDER AUTHORIZING     AMOUNT        AMOUNT       TOTAL PAID      INCURRED
     NAME                  PAYMENT          APPROVED        PAID          TO DATE      & UNPAID *
--------------------------------------------------------------------------------------------------
1.   N/A
--------------------------------------------------------------------------------------------------
2.   N/A
--------------------------------------------------------------------------------------------------
3.   N/A
--------------------------------------------------------------------------------------------------
4.   N/A
--------------------------------------------------------------------------------------------------
5.   N/A
--------------------------------------------------------------------------------------------------
6.   TOTAL PAYMENTS
     TO PROFESSIONALS                              $0            $0              $0            $0
--------------------------------------------------------------------------------------------------

--------------------------------------------------------------------------------------------------
*  INCLUDE  ALL  FEES  INCURRED,  BOTH  APPROVED  AND  UNAPPROVED
--------------------------------------------------------------------------------------------------


--------------------------------------------------------------------------------------------------
POSTPETITION STATUS OF SECURED NOTES, LEASES PAYABLE AND ADEQUATE PROTECTION
PAYMENTS
--------------------------------------------------------------------------------------------------

                                     SCHEDULED      AMOUNTS
                                      MONTHLY        PAID           TOTAL
                                     PAYMENTS       DURING         UNPAID
           NAME OF CREDITOR             DUE          MONTH      POSTPETITION
-----------------------------------------------------------------------------
1.   GE Capital                       $11,579       $11,579              $0
-----------------------------------------------------------------------------
2.   N/A
-----------------------------------------------------------------------------
3.   N/A
-----------------------------------------------------------------------------
4.   N/A
-----------------------------------------------------------------------------
5.   N/A
-----------------------------------------------------------------------------
6.   TOTAL                            $11,579       $11,579              $0
-----------------------------------------------------------------------------

                                                        MONTHLY OPERATING REPORT
-------------------------------------------
CASE NAME: KITTY HAWK CHARTERS, INC.                    ACCRUAL  BASIS-7
-------------------------------------------

-------------------------------------------
CASE NUMBER: 400-42143-BJH                              02/13/95, RWD, 2/96
-------------------------------------------

                                                        MONTH: August 2000

-------------------------------------------------------------------------------------------------------
QUESTIONNAIRE
-------------------------------------------------------------------------------------------------------
                                                                                  YES          NO
-------------------------------------------------------------------------------------------------------
1.    HAVE ANY ASSETS BEEN SOLD OR TRANSFERRED OUTSIDE
      THE NORMAL COURSE OF BUSINESS THIS REPORTING PERIOD?                                     X
-------------------------------------------------------------------------------------------------------
2.    HAVE ANY FUNDS BEEN DISBURSED FROM ANY ACCOUNT
      OTHER THAN A DEBTOR IN POSSESSION ACCOUNT?                                               X
-------------------------------------------------------------------------------------------------------
3.    ARE ANY POSTPETITION  RECEIVABLES (ACCOUNTS, NOTES, OR
      LOANS) DUE FROM RELATED PARTIES?                                                         X
-------------------------------------------------------------------------------------------------------
4.    HAVE ANY PAYMENTS BEEN MADE ON PREPETITION LIABILITIES
      THIS REPORTING PERIOD?                                                                   X
-------------------------------------------------------------------------------------------------------
5.    HAVE ANY POSTPETITION LOANS BEEN RECEIVED BY THE
      DEBTOR FROM ANY PARTY?                                                                   X
-------------------------------------------------------------------------------------------------------
6.    ARE ANY POSTPETITION PAYROLL TAXES PAST  DUE?                                            X
-------------------------------------------------------------------------------------------------------
7.    ARE ANY POSTPETITION STATE OR FEDERAL INCOME TAXES
      PAST DUE?                                                                                X
-------------------------------------------------------------------------------------------------------
8.    ARE ANY POSTPETITION REAL ESTATE TAXES PAST DUE?                                         X
-------------------------------------------------------------------------------------------------------
9.    ARE ANY OTHER POSTPETITION TAXES PAST DUE?                                               X
-------------------------------------------------------------------------------------------------------
10.   ARE ANY AMOUNTS OWED TO POSTPETITION CREDITORS
      DELINQUENT?                                                                              X
-------------------------------------------------------------------------------------------------------
11.   HAVE ANY PREPETITION TAXES BEEN PAID DURING THE
      REPORTING PERIOD?                                                                        X
-------------------------------------------------------------------------------------------------------
12.   ARE ANY WAGE PAYMENTS PAST DUE?                                                          X
-------------------------------------------------------------------------------------------------------

IF THE ANSWER TO ANY OF THE ABOVE QUESTIONS IS "YES," PROVIDE A DETAILED
EXPLANATION OF EACH ITEM. ATTACH ADDITIONAL SHEETS IF NECESSARY.

-------------------------------------------------------------------------------------------------------

-------------------------------------------------------------------------------------------------------
INSURANCE
-------------------------------------------------------------------------------------------------------
                                                                                  YES          NO
-------------------------------------------------------------------------------------------------------
1.    ARE WORKER'S COMPENSATION, GENERAL LIABILITY AND OTHER
      NECESSARY INSURANCE COVERAGES IN EFFECT?                                     X
-------------------------------------------------------------------------------------------------------
2.    ARE ALL PREMIUM PAYMENTS PAID CURRENT?                                       X
-------------------------------------------------------------------------------------------------------
3.    PLEASE ITEMIZE POLICIES BELOW.
-------------------------------------------------------------------------------------------------------

IF THE ANSWER TO ANY OF THE ABOVE QUESTIONS IS "NO," OR IF ANY POLICIES HAVE
BEEN CANCELLED OR NOT RENEWED DURING THIS REPORTING PERIOD, PROVIDE AN
EXPLANATION BELOW. ATTACH ADDITIONAL SHEETS IF NECESSARY.

-------------------------------------------------------------------------------------------------------

-------------------------------------------------------------------------------------------------------
                                        INSTALLMENT PAYMENTS
-------------------------------------------------------------------------------------------------------
           TYPE  OF                                                                PAYMENT AMOUNT
            POLICY                    CARRIER          PERIOD COVERED               & FREQUENCY
-------------------------------------------------------------------------------------------------------
      See Kitty Hawk, Inc. Case #400-42141
-------------------------------------------------------------------------------------------------------

-------------------------------------------------------------------------------------------------------

-------------------------------------------------------------------------------------------------------

-------------------------------------------------------------------------------------------------------

-------------------------------------------------------------------------------------------------------

-------------------------------------------------------------------------------------------------------

------------------------------------------------------
CASE NAME: KITTY HAWK CHARTERS, INC.                        FOOTNOTES SUPPLEMENT
------------------------------------------------------

-----------------
------------------------------------------------------
CASE NUMBER: 400-42143-BJH                                  ACCRUAL BASIS
------------------------------------------------------

                                              MONTH:             August 2000
                                                      ----------------------------------

--------------------------------------------------------------------------------------------------------------------
 ACCRUAL BASIS        LINE                        FOOTNOTE / EXPLANATION
  FORM NUMBER        NUMBER
--------------------------------------------------------------------------------------------------------------------
--------------------------------------------------------------------------------------------------------------------

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       6                       All Professional fees related to the Reorganization of the
                                 Company are disbursed out of Kitty Hawk, Inc. (Parent
                                 Company). Refer to Case # 400-42141
--------------------------------------------------------------------------------------------------------------------

--------------------------------------------------------------------------------------------------------------------
       7                       All insurance plans related to the Company are carried
                                 at Kitty Hawk, Inc. (Parent Company). Refer to Case #
                                 400-42141.
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--------------------------------------------------------------------------------------------------------------------

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       3                3      The current general ledger system is not able to provide a detail of customer cash receipts segregated by prepetion accounts receivable and post petition accounts receivable. Therefore, cash receipts is provided in total for the month.
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--------------------------------------------------------------------------------------------------------------------

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       3                8      All cash received into the Company cash accounts is swept
                                  each night to Kitty Hawk, Inc. Master Account (see Case
                                  #400-42141).
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       3               31      All disbursements (either by wire transfer or check), including payroll are disbursed out of the Kitty Hawk, Inc. controlled disbursement account.
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       4               6       All assessment of uncollectible accounts receivable are done at Kitty Hawk, Inc. Refer to Case #400-4214. All reserves
                                  are recorded at Inc. and pushed down to Inc.'s subsidiaries as deemed necessary.
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       4               6       Accounts payable on the aging are in the 60 and 90 day categories due to wire transfers sent as prepayment on Kitty Hawk Inc. (Case #400-42141) A/P aging and invoices on Kitty Hawk Charters Aging. Company is working on clearing these items.
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       3              28       All payments are made by Kitty Hawk, Inc. (Case #400-42141)
--------------------------------------------------------------------------------------------------------------------

CASE NAME: KITTY HAWK CHARTERS, INC.

CASE NUMBER: 400-42143

DETAILS OF OTHER ITEMS


ACCRUAL BASIS-1                                     August


8.    OTHER (ATTACH LIST)                             $ 45,904,717 Reported
                                            -----------------------
         Intercompany Receivables                       45,534,153
         Contra A/R                                            420
         A/R Other                                          52,231
         A/R Clearing                                       78,622
         A/R Customer Refund                                47,889
         A/R Accrued                                             -
         A/R 401(k) Loan                                    (1,604)
         A/R Employees                                       9,406
         A/R Clothing Sales                                 34,105
         A/R Payroll Advance                                     -
         A/R Aging reconciling item                        135,279
         Fuel Inventory                                      7,500
         Misc                                                6,082
         Security Deposit                                      634
                                            -----------------------
                                                        45,904,717 Detail
                                            -----------------------
                                                              -    Difference



22.   OTHER (ATTACH LIST)                              $ 1,238,774 Reported
                                            -----------------------

         Accrued charter expenses                          492,560
         Accrued Salaries/Wages                            252,022
         Accrued 401(k)                                    (23,834)
         Accrued accounting/legal                           40,000
         A/P Unrecorded                                     26,000
         Adjusted FET                                     (125,253)
         A/P Aging reconciling item                          7,591
         Accrued franchise tax                              15,732
         Misc                                                  136
         Accrued Fuel                                      553,820
                                            -----------------------
                                                         1,238,774 Detail
                                            -----------------------
                                                              -    Difference


ACCRUAL BASIS-2
13.   OTHER (ATTACH LIST)                               $2,530,623 Reported
                                            -----------------------
         Ondemand costs                                    614,846
         135 Airline charter costs                         113,237
         Fuel                                              541,236
         Wages                                             701,811
         Travel expense                                     18,678
         Insurance                                          50,283
         Other                                                 979
         Rotables/Repair/Consumables                       466,387
         Shipping                                           10,244
         Shop materials/equip rental                        12,922
         Maintenance allocation                                  -
                                            -----------------------
                                                         2,530,623 Detail
                                            -----------------------
                                                              -    Difference

ACCRUAL BASIS-3
8.    OTHER (ATTACH LIST)                               (2,294,266)Reported
                                            -----------------------
         Sweeps to Kitty Hawk, Inc.                     (2,294,266)Detail
                                            -----------------------
                                                              -    Difference